American Select Portfolio - 1998 Semiannual Report

1998 Semiannual Report


[LOGO]


AMERICAN SELECT
PORTFOLIO



SLA

[LOGO]

CONTENTS

Portfolio Manager's Letter....................................................1

Financial Statements and Notes................................................4

Investments in Securities....................................................14

Glossary ***.................................................................20

*** This report includes a glossary to help you understand financial terms used in the report. When you see this symbol, it indicates a word that is defined in the glossary.

AMERICAN SELECT PORTFOLIO
--------------------------------------------------------------------------------

PRIMARY INVESTMENTS
Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund will focus primarily on multifamily loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements***. Use of certain of these investments and investment techniques may cause the fund's net asset value*** to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


--------------------------------------------------------------------------------
AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------
Based on net asset value for the periods ended May 31, 1998

[GRAPH]


                                                 One Year  Three Year   Since Inception
                                                                           9/21/93
AMERICAN SELECT PORTFOLIO                          13.20%     10.13%        6.99%
Lehman Brothers Mutual Fund Gov't/Mortgage Index   10.65%      7.72%        6.49%



The average annualized total returns for American Select Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, three-year and since inception periods ended May 31, 1998, were 13.29%, 11.77% and 4.30%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts*** to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lehman Brothers Mutual Fund Government/Mortgage Index*** is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 1998.

The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Select Portfolio is comprised primarily of non-securitized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

***This report includes a glossary to help you understand financial terms used in the report. When you see this symbol, it indicates a word that is defined in the glossary.



*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
JOHN WENKER
is primarily responsible for the management of American Select Portfolio. He has 12 years of financial experience.
--------------------------------------------------------------------------------

July 19, 1998
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998, AMERICAN SELECT PORTFOLIO HAD A NET ASSET VALUE (NAV) TOTAL RETURN OF 5.07%.* This compares to a 3.99% return for the Lehman Brothers Mutual Fund Government/Mortgage Index. Over the same period, the fund's total return based on its market price was 5.00%. The fund continued to trade at a discount to its net asset value, with a market price of $11.75 and a net asset value of $12.94 as of May 31.

WE ARE PLEASED TO REPORT THAT THE FUND MAINTAINED ITS MONTHLY DIVIDEND AT 8.5 CENTS PER SHARE OVER THE REPORTING PERIOD. As you know, providing a high level of income is a primary objective of the fund. Despite a generally declining interest rate environment, the fund not only provided competitive and attractive income, but was able to add to its dividend reserve as well. The fund has held the dividend steady for the past 24 months. In addition, the fund paid a special dividend of 7.0 cents per share.

THE MAJORITY OF THE FUND'S POSITIVE NAV PERFORMANCE IS ATTRIBUTABLE TO FALLING TREASURY YIELDS. Intermediate-term interest rates declined over the reporting period as inflation remained under control. During the six months ended May 31, the yield on three- to five-year Treasury securities fell by about 0.30%. Federal Reserve policymakers kept short-term interest rates steady despite vigorous growth within the U.S. economy.

WE REMAIN CONCERNED ABOUT PREPAYMENTS***, ESPECIALLY IN LIGHT OF THE DECLINING INTEREST RATE ENVIRONMENT IN WHICH THE FUND CURRENTLY OPERATES. Prepayments are occurring, and over time will impact the fund's income and dividend levels. Our first alternative for prepayments is to reinvest in additional mortgage products. However, in the absence of attractive investment alternatives, dollars received through prepayments will be used to pay down the fund's leverage position.



* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on May 31, 1998

[CHART]


Multifamily Loans             62%
Single Family Loans           14%
U.S. Treasury Securities      13%
Commercial Loans               9%
Other Assets                   2%

--------------------------------------------------------------------------------
DELINQUENT LOAN PROFILE
--------------------------------------------------------------------------------
The chart below shows the percentage of single family loans** in the portfolio that are 30, 60, 90 or 120 days delinquent as of May 31, 1998, based on principal amounts outstanding.


CURRENT                  95.5%
------------------------------
30 DAYS                  2.8%
------------------------------
60 DAYS                  1.1%
------------------------------
90 DAYS                  0.0%
------------------------------
120+ DAYS                0.6%
------------------------------

** As of May 31, 1998, there were no multifamily or commercial loans delinquent.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

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                1  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
assists with the management of American Select Portfolio. He has 19 years of financial experience.
--------------------------------------------------------------------------------

THE FUND CONTINUES TO BROADEN ITS LOAN PORTFOLIO. INITIALLY, THE FUND INVESTED ENTIRELY IN MULTIFAMILY MORTGAGE LOANS. More recently, however, the fund has diversified its loan portfolio to include single family and commercial mortgages. The pace at which this reallocation process occurs will be a function of the amount of prepayments which the fund encounters in coming months. As of May 31, the fund held approximately 230 single family loans on properties with an average remaining principal balance of approximately $128,000. On the same date, the fund had 43 multifamily loans with an average principal value of approximately $3,041,000 and seven commercial loans with an average principal value of approximately $2,732,000.

ALTHOUGH CREDIT RISK IS INHERENT IN A FUND OF THIS NATURE, WE HAVE BEEN ABLE TO MINIMIZE THE IMPACT OF SUCH RISK THROUGH EXTENSIVE RESEARCH. As of May 31, 95.5% of the fund's single family loans were current, and only 0.6% of such mortgages were 120 days or more overdue. As of the same date, none of the fund's multifamily or commercial mortgages were delinquent. The chart on the previous page displays delinquency rates. Since the fund's inception, we have experienced no principal credit losses on single family, multifamily or commercial loans. When loans are foreclosed, we attempt to complete the process as quickly as possible. Any losses will first go against the borrower's investment, or equity. Although we would hope to receive all of the principal and interest owed to us on a foreclosed loan, it is likely that we may not be repaid in full.

THE FUND CONTINUES TO BORROW THROUGH REVERSE REPURCHASE AGREEMENTS AND INVEST THE PROCEEDS IN TREASURY SECURITIES AND NEW MORTGAGE LOANS. The Treasuries and mortgage loans act as collateral for the reverse repurchase agreements. As of May 31, the amount of reverse repurchase agreements was equal to 27% of total assets. Please note that borrowing can potentially increase the fund's earnings, but it can

--------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of may 31, 1998. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[CHART]


Arizona                   7%
California                3%
Colorado                  4%
Florida                   5%
Georgia                   2%
Idaho                     2%
Illinois                  4%
Kentucky                  1%
Louisiana                 6%
Maryland                  1%
Massachusetts             1%
Michigan                  6%
Minnesota                 7%
Missouri                  1%
Nebraska                  1%
Nevada                    1%
New Jersey                1%
New Mexico                2%
New York                  1%
North Carolina            4%
Ohio                      2%
Oklahoma                 10%
South Dakota              1%
Tennessee                 3%
Texas                    19%
Washington                2%


--------------------------------------------------------------------------------

                2  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

[PHOTO]
RUSS KAPPENMAN
assists with the management of American Select Portfolio. He has 12 years of financial experience.
--------------------------------------------------------------------------------

also increase the volatility of the fund's net asset value. We attempt to moderate this potential volatility by purchasing short- to medium-term Treasuries.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN SELECT PORTFOLIO. During the last few years the multifamily and commercial loans in the portfolio have performed well and been positively impacted by positive trends in the real estate industry. Most analysts would agree that real estate markets have returned to equilibrium. The big question facing the real estate industry is whether it will maintain the discipline required to stay in equilibrium or revisit the excesses of the late 1980s and early 1990s. Certainly the criteria we use for purchasing loans remain intact and hopefully will hold up should industry trends turn negative. However, we would like to remind you that the fund is exposed to the ups and downs of real estate cycles. To the extent the real estate markets deteriorate, credit risk and the potential for credit losses will increase.

We believe that the fund's strategy will continue to provide attractive returns relative to other fixed-income investments, and we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John Wenker
---------------
John Wenker

Portfolio Manager



--------------------------------------------------------------------------------

VALUATION OF WHOLE LOAN INVESTMENTS
--------------------------------------------------------------------------------
The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a Piper Capital pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of mortgage participations are determined no less frequently than weekly.



--------------------------------------------------------------------------------

                3  1998 Semiannual Report - American Select Portfolio

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 1998
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $962,000)  ..........     $208,142,221
Cash in bank on demand deposit  ............................        2,015,829
Accrued interest receivable  ...............................        1,759,380
                                                              ------------------
  Total assets  ............................................      211,917,430
                                                              ------------------

LIABILITIES:
Reverse repurchase agreements payable  .....................       57,000,000
Accrued investment management fee  .........................           65,393
Accrued administrative fee  ................................           26,157
Accrued interest  ..........................................          164,655
                                                              ------------------
  Total liabilities  .......................................       57,256,205
                                                              ------------------
  Net assets applicable to outstanding capital stock  ......     $154,661,225
                                                              ------------------
                                                              ------------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............     $170,656,024
Undistributed net investment income  .......................        1,201,211
Accumulated net realized loss on investments  ..............      (21,614,089)
Unrealized appreciation of investments  ....................        4,418,079
                                                              ------------------

  Total - representing net assets applicable to capital
    stock  .................................................     $154,661,225
                                                              ------------------
                                                              ------------------

* Investments in securities at identified cost  ............     $203,724,142
                                                              ------------------
                                                              ------------------

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................     $154,661,225
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................       11,955,683
Net asset value  ...........................................     $      12.94
Market price  ..............................................     $      11.75

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             4  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended May 31, 1998
 ................................................................................

INCOME:
Interest (net of interest expense of $1,978,504)  ...............     $ 7,201,198
                                                                   -----------------

EXPENSES (NOTE 3):
Investment management fee  ......................................         384,905
Administrative fee  .............................................         153,962
Custodian and accounting fees  ..................................          49,350
Transfer agent fees  ............................................          11,239
Reports to shareholders  ........................................          37,464
Mortgage servicing fees  ........................................         132,772
Directors' fees  ................................................           7,733
Audit and legal fees  ...........................................          62,605
Other expenses  .................................................          37,181
                                                                   -----------------
  Total expenses  ...............................................         877,211
    Less expenses paid indirectly  ..............................          (2,401)
                                                                   -----------------

  Total net expenses  ...........................................         874,810
                                                                   -----------------

  Net investment income  ........................................       6,326,388
                                                                   -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments in securities (note 4)  ........         844,430
Net change in unrealized appreciation or depreciation of
  investments  ..................................................         393,375
                                                                   -----------------

  Net gain on investments  ......................................       1,237,805
                                                                   -----------------

    Net increase in net assets resulting from operations  .......     $ 7,564,193
                                                                   -----------------
                                                                   -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             5  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 1998
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income  ...........................................     $ 7,201,198
Net expenses  ..............................................        (874,810)
                                                              -----------------
  Net investment income  ...................................       6,326,388
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable and mortgage
    security paydowns receivable  ..........................       1,474,821
  Net amortization of bond discount and premium  ...........          10,194
  Change in accrued fees and expenses  .....................          (2,300)
                                                              -----------------
    Total adjustments  .....................................       1,482,715
                                                              -----------------

    Net cash provided by operating activities  .............       7,809,103
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................      46,175,882
Purchases of investments  ..................................     (21,870,110)
Net sales of short-term securities  ........................       2,117,000
                                                              -----------------

    Net cash provided by investing activities  .............      26,422,772
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements  ............     (11,000,000)
Retirement of fund shares  .................................     (17,108,297)
Distributions paid to shareholders  ........................      (6,934,296)
                                                              -----------------

    Net cash used by financing activities  .................     (35,042,593)
                                                              -----------------
Net decrease in cash  ......................................        (810,718)
Cash at beginning of period  ...............................       2,826,547
                                                              -----------------

    Cash at end of period  .................................     $ 2,015,829
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $ 1,973,896
                                                              -----------------
                                                              -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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             6  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                              SIX MONTHS ENDED
                                                                   5/31/98           YEAR ENDED
                                                                 (UNAUDITED)          11/30/97
                                                              -----------------   -----------------
OPERATIONS:
Net investment income  .....................................     $ 6,326,388         $13,978,103
Net realized gain on investments  ..........................         844,430           1,488,784
Net change in unrealized appreciation or depreciation of
  investments  .............................................         393,375           1,309,056
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations  ....       7,564,193          16,775,943
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................      (6,934,296)        (13,815,326)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....     (17,108,297)                 --
                                                              -----------------   -----------------
  Total increase (decrease) in net assets  .................     (16,478,400)          2,960,617

Net assets at beginning of period  .........................     171,139,625         168,179,008
                                                              -----------------   -----------------

Net assets at end of period  ...............................     $154,661,225        $171,139,625
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income  .......................     $ 1,201,211         $ 1,809,119
                                                              -----------------   -----------------
                                                              -----------------   -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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             7  1998 Semiannual Report - American Select Portfolio

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      American Select Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol SLA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a Piper Capital pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

--------------------------------------------------------------------------------

             8  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 1998, loans representing 0.32% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 1.67% of total single family principal outstanding at May 31, 1998. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 1998, the fund owned no real estate.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 1998, the fund had no outstanding when-issued or forward commitments.

                      In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the six months ended May 31, 1998, the fund earned no such fees.

--------------------------------------------------------------------------------

             9  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      The fund has entered into an investment advisory agreement with Piper Capital Management Incorporated. In addition, Piper Capital provided services under an administration agreement through April 30, 1998. Effective May 1, 1998, the fund entered into an administration agreement with U.S. Bank, an affiliate of the advisor.

--------------------------------------------------------------------------------

             10  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the six months ended May 31, 1998, the fund paid $10,332 for custody services to U.S. Bank N.A., an affiliate of the fund's advisor. Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the six months ended May 31, 1998 aggregated $21,859,916 and $46,175,882, respectively. Included in net realized gain on investments is $478,922 in prepayment penalties on multifamily loans.

(5) CAPITAL LOSS
    CARRYOVER
 ................................
                      For federal income tax purposes, the fund had capital loss carryovers at November 30, 1997, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER     EXPIRATION
                                          -------------   ----------
                                           $  8,968,833      2002
                                             13,489,686      2003
                                          -------------
                                           $ 22,458,519
                                          -------------
                                          -------------

--------------------------------------------------------------------------------

             11  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

(6) REPURCHASE OFFER
 ................................
                      The fund's board of directors concluded that an offer to repurchase up to 10% of the fund's outstanding shares would be in the best interests of shareholders. Accordingly, the board authorized such an offer as part of a settlement agreement reached in connection with class action litigation involving the fund and seven other closed-end investment companies managed by Piper Capital Management Incorporated.

                      The repurchase offer was sent to shareholders in October 1997, and the deadline for submitting shares for repurchase was 5 p.m. Central Time on November 17, 1997. The repurchase price was determined on December 1, 1997 at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares tendered and the number of shares accepted for tender, the repurchase price per share and proceeds (including tender fees) paid by the fund were as follows:

                                          PERCENTAGE      SHARES       REPURCHASE      PROCEEDS
                                           TENDERED      TENDERED         PRICE          PAID
                                          ----------   -------------   -----------   -------------
                                              10%          1,328,284      $12.88     $  17,108,297

(7) ADVISOR
    ACQUISITION
 ................................
                      On May 1, 1998, Piper Jaffray Companies Inc., the parent company of the fund's investment advisor, was acquired by U.S. Bancorp.

                      U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of March 31, 1998, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of nearly $70.9 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of March 31, 1998, U.S. Bank, acting through its First American Asset Management group, managed more than $65.3 billion in assets, including approximately $23.3 billion in assets of the First American Funds.

                      Under the Investment Company Act of 1940, as amended, consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp resulted in the assignment and automatic termination of the fund's investment advisory agreement with Piper Capital Management Incorporated. The fund has entered into a new investment advisory agreement with Piper Capital Management, which shareholders will be asked to approve at the fund's annual meeting in August. Shareholders will also be asked to approve a new investment advisory agreement with U.S. Bank which, if approved, will replace the agreement between the fund and Piper Capital Management.

--------------------------------------------------------------------------------

             12  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN SELECT PORTFOLIO

                                           Six Months
                                             Ended         Year        Year        Year        Year          Period
                                            5/31/98        Ended       Ended       Ended       Ended          Ended
                                          (Unaudited)    11/30/97    11/30/96    11/30/95    11/30/94      11/30/93(f)
                                          ------------   ---------   ---------   ---------   ---------   ---------------
PER-SHARE DATA
Net asset value, beginning of period ...     $12.88        $12.66      $12.86      $11.62      $13.74         $14.07
                                          ------------   ---------   ---------   ---------   ---------   ---------------
Operations:
  Net investment income ................       0.54          1.05        1.02        1.09        1.22           0.22
  Net realized and unrealized gains
    (losses) on investments ............       0.10          0.21       (0.14)       1.28       (2.21)         (0.46)
                                          ------------   ---------   ---------   ---------   ---------   ---------------
    Total from operations ..............       0.64          1.26        0.88        2.37       (0.99)         (0.24)
                                          ------------   ---------   ---------   ---------   ---------   ---------------
Distributions to shareholders:
  From net investment income ...........      (0.58)        (1.04)      (1.08)      (1.13)      (1.13)         (0.09)
                                          ------------   ---------   ---------   ---------   ---------   ---------------
Net asset value, end of period .........     $12.94        $12.88      $12.66      $12.86      $11.62         $13.74
                                          ------------   ---------   ---------   ---------   ---------   ---------------
                                          ------------   ---------   ---------   ---------   ---------   ---------------
Per-share market value, end of
  period ...............................     $11.75        $11.75      $11.00      $11.00      $10.38         $14.38
                                          ------------   ---------   ---------   ---------   ---------   ---------------
                                          ------------   ---------   ---------   ---------   ---------   ---------------
SELECTED INFORMATION
Total return, net asset value (a) ......       5.07%        10.44%       7.27%      21.22%      (7.48)%        (1.75)%
Total return, market value (b) .........       5.00%        16.97%      10.53%      17.36%     (20.78)%        (3.54)%
Net assets at end of period (in
  millions) ............................     $  155        $  171      $  168      $  172      $  157         $  187
Ratio of expenses to average weekly net
  assets including interest expense
  (c) ..................................       3.71%(g)      3.56%       3.30%       3.76%       2.66%          0.79%(g)
Ratio of expenses to average weekly net
  assets excluding interest expense
  (c) ..................................       1.14%(g)      1.07%       1.03%       1.08%       1.12%          0.79%(g)
Ratio of net investment income to
  average weekly net assets ............       8.22%(g)      8.36%       8.11%       8.85%       9.61%          8.23%(g)
Portfolio turnover rate (excluding
  short-term securities) ...............         10%           86%         30%         73%        110%             9%
Amount of borrowings outstanding at end
  of period (in millions) (d) ..........     $   57        $   68      $   65      $   65      $   65         $   --
Per-share amount of borrowings
  outstanding at end of period .........     $ 4.76        $ 5.12      $ 4.91      $ 4.87      $ 4.80         $   --
Per-share amount of net assets,
  excluding borrowings, at end of
  period ...............................     $17.70        $18.00      $17.57      $17.73      $16.42         $   --
Asset coverage ratio (e) ...............        371%          352%        358%        364%        342%            --

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.02% AND 0.05% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1995 AND 1994, RESPECTIVELY.
(d) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(e) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(f)  COMMENCEMENT OF OPERATIONS WAS SEPTEMBER 21, 1993.
(g)  ANNUALIZED.

--------------------------------------------------------------------------------

             13  1998 Semiannual Report - American Select Portfolio

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------


AMERICAN SELECT PORTFOLIO                                                                                  May 31, 1998
 ......................................................................................................................

                                                                Date
Description of Security                                       Acquired   Par Value           Cost          Market Value
------------------------------------------------------------  --------  -----------      ------------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (17.3%):
  U.S. GOVERNMENT SECURITIES (17.3%):
    6.50%, U.S. Treasury Note, 8/15/05 .....................   9/8/97   $25,500,000(b)   $ 25,688,547      $ 26,781,120
                                                                                         ------------      ------------

WHOLE LOANS (c,d,e) (116.7%):
  COMMERCIAL LOANS (12.8%):
    Advance Circuits and Hopkins II Business Center, 8.71%,
      11/1/01 ..............................................  10/11/96    3,362,219         3,361,696         3,488,013
    Broadway Place, 9.00%, 6/1/01 ..........................  12/15/97    3,487,371         3,487,371         3,626,866
    Community Coffee Office Building, 8.90%, 6/1/01 ........  10/3/97     4,634,149         4,634,149         4,819,514
    Oasis at the Waterfront, 9.50%, 5/1/00 .................  4/30/97     1,639,826         1,639,826         1,639,825
    Rodeo Shops, 9.15%, 6/1/07 .............................  5/29/97     1,336,578         1,336,578         1,403,407
    The Kislak Building, 8.45%, 7/1/02 .....................  6/17/97     1,738,291         1,738,291         1,792,613
    Victory Packaging Facility, 8.00%, 6/1/13 ..............  5/27/98     2,925,000         2,925,000         3,019,000
                                                                                         ------------      ------------

                                                                                           19,122,911        19,789,238
                                                                                         ------------      ------------

  MULTIFAMILY LOANS (84.4%):
    Aldrich Apartments, 8.75%, 5/31/01 .....................   6/3/94       763,482           755,847           742,248
    Bent Tree Oaks & Bent Tree Brook Apartments, 8.00%,
      6/1/00 ...............................................   5/6/97    12,106,892        12,106,892        12,227,961
    Bridge Court Apartments, 10.13%, 5/1/09 ................  4/21/94     1,797,614         1,779,637         1,258,329
    Bryant Square Apartments, 8.75%, 4/1/01 ................  3/15/94     1,361,558         1,343,103         1,413,015
    Candlelite Apartments, 8.75%, 3/1/01 ...................  2/28/94     1,504,058(b)      1,493,158         1,564,220
    Cape Cod Apartments, 7.40%, 2/1/08 .....................  1/16/98     1,845,772         1,845,772         1,877,928
    Casa Del Vista Apartments, 8.75%, 1/1/01 ...............  12/30/93    2,072,124         2,059,354         2,145,382
    Castle Arms Apartments, 8.13%, 1/1/03 ..................  12/28/95      774,682           771,293           799,661
    Centre Court Apartments, 8.75%, 1/1/01 .................  12/30/93    1,129,758         1,118,461         1,174,949
    Chapel Hill Apartments, 9.38%, 8/1/01 ..................  7/29/94       900,458           892,184           945,481

                                                                Date
Description of Security                                       Acquired   Par Value           Cost          Market Value
------------------------------------------------------------  --------  -----------      ------------      ------------
    Continental Gardens Apartments, 8.90%, 3/1/04 ..........  2/14/94   $ 1,932,780(b)   $  1,921,666      $  2,029,419
    El Conquistador Apartments, 8.75%, 4/1/01 ..............  3/18/94     2,536,434(b)      2,509,138         2,637,892
    Emerald Shores Apartments, 8.75%, 2/1/01 ...............  1/10/94     3,090,546(b)      3,090,546         3,214,168
    Evergreen Square Apartments, 8.75%, 12/1/00 ............  12/1/93     2,142,540         2,121,115         2,228,242
    Fairway Hills Apartments, 8.50%, 12/1/98 ...............  12/14/93    1,611,474         1,599,448         1,128,032
    Foothills West Apartments, 8.75%, 2/1/01 ...............   2/1/94     2,114,892(b)      2,100,938         2,192,962
    Glen Hollow Apartments, 9.00%, 4/1/01 ..................  3/30/94     5,444,158(b)      5,416,840         5,661,925
    Goose Creek Apartments, 8.63%, 5/1/01 ..................  5/18/94     3,138,896         3,093,270         2,734,763
    Green Acres Apartments, 8.75%, 1/1/01 .  ...............  12/30/93    1,318,051(b)      1,304,870         1,364,228
    Greenwood Residences, 7.75%, 4/1/08 ....................  3/12/98     2,398,306         2,398,306         2,475,855
    Hidden Colony Apartments, 9.00%, 4/1/01 ................  3/22/94     3,232,448         3,209,742         3,361,746
    Hunters Meadows Apartments, 8.25%, 2/1/03 ..............  1/18/96     5,190,366         5,135,067         5,408,006
    La Arboleda Apartments, 8.75%, 1/1/01 ..................  12/29/93    4,021,849         3,998,366         4,164,037
    La Maison Apartments, 9.13%, 5/1/03 ....................  4/15/96     2,810,232         2,810,232         2,933,422
    Lakeville Apartments, 8.00%, 5/1/08 ....................  4/24/98     2,550,000(b)      2,550,000         2,677,500
    Lasalle Crossing Apartments, 8.75%, 1/1/01 .............  12/30/93    2,814,234         2,779,056         2,870,519
    Meadow Glenn Apartments, 8.50%, 2/1/07 .................  1/30/97     2,302,792         2,302,792         2,417,932
    Old Orchard Apartments, 8.75%, 12/1/00 .................  12/16/93    9,734,166         9,702,554        10,123,532
    Parc Du Lac Apartments, 8.50%, 2/1/99 ..................  1/28/94     5,199,889(b)      5,139,947         5,251,888
    Revere Apartments, 8.75%, 4/1/01 .......................  3/18/94       792,334           784,991           822,279
    Rush Creek Apartments, 7.73%, 4/1/99 ...................   4/5/94     2,507,137         2,479,289         2,176,152

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

             14  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO
(CONTINUED)

                                                                Date
Description of Security                                       Acquired   Par Value           Cost          Market Value
------------------------------------------------------------  --------  -----------      ------------      ------------
    Shadowood Apartments, 8.50%, 3/1/99 ....................  2/24/94   $ 5,108,165(b)   $  5,054,159      $  5,159,246
    Sheridan Ponds Apartments, 8.70%, 1/1/07 ...............  12/18/96    7,361,956         7,325,146         7,730,053
    Sherwood Lake Apartments, 9.13%, 8/1/01 ................  7/22/94     2,341,740         2,314,892         1,639,218
    Sierra Vista Apartments, 9.50%, 2/1/01 .................  1/18/94     1,344,823(b)      1,331,375         1,412,064
    Skyline Place Apartments, 8.75%, 4/1/01 ................   3/3/94     4,251,548         4,209,032         4,336,578
    Somerset Place Apartments, 9.00%, 4/1/04 ...............   4/8/94     2,285,851         2,268,707         2,400,143
    The Oaks of Lake Bluff Apartments, 8.75%, 4/1/01 .......   3/8/94     2,705,530(b)      2,677,992         2,813,752
    Timber Forest Apartments, 8.75%, 2/1/01 ................  1/14/94     1,157,541         1,144,165         1,199,512
    White Oaks Apartments, 8.75%, 1/1/01 ...................  12/30/93      800,245           792,243           828,281
    Willow Brooke Apartments, 8.75%, 4/1/01 ................  3/22/94     4,710,522(b)      4,683,587         4,888,546
    Willow Creek Apartments, 8.50%, 2/1/07 .................  1/30/97     5,818,884         5,818,884         6,109,826
                                                                                         ------------      ------------

                                                                                          128,234,056       130,540,892
                                                                                         ------------      ------------

  SINGLE FAMILY LOANS (19.5%):
    Norwest IX, 7.91%, 5/1/22 ..............................  8/29/97    11,142,009        11,023,868        11,223,099
    Norwest VIII, 8.12%, 8/4/22 ............................   6/4/97    10,391,686        10,184,672        10,457,277
    Norwest X, 7.88%, 4/1/23 ...............................  3/12/98     8,489,411         8,508,088         8,388,595
                                                                                         ------------      ------------

                                                                                           29,716,628        30,068,971
                                                                                         ------------      ------------

      Total Whole Loans .                                                                 177,073,595       180,399,101
                                                                                         ------------      ------------

SHORT-TERM SECURITIES (0.6%):
    Repurchase agreement with Goldman Sachs, interest of
      $449, 5.60%, 6/1/98 ..................................  5/29/98       962,000(f)        962,000           962,000
                                                                                         ------------      ------------

      Total Investments in Securities (g) .                                              $203,724,142      $208,142,221
                                                                                         ------------      ------------
                                                                                         ------------      ------------

NOTES TO INVESTMENTS IN SECURITIES (UNAUDITED)
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS
(b) ON MAY 31, 1998, SECURITIES VALUED AT $65,548,450 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                NAME OF BROKER
              ACQUISITION                           ACCRUED     AND DESCRIPTION
   AMOUNT        DATE        RATE**        DUE     INTEREST      OF COLLATERAL
------------  -----------  -----------  ---------  ---------  -------------------
$ 10,000,000     5/15/98         5.61%    6/15/98  $  26,474              (1)
  14,000,000     5/15/98         5.51%    6/15/98     36,402              (2)
  33,000,000*    5/15/98         6.53%    6/15/98    101,779              (3)
------------                                       ---------
$ 57,000,000                                       $ 164,655
------------                                       ---------
------------                                       ---------

* THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH MORGAN STANLEY. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $75,000,000 USING WHOLE LOANS AS COLLATERAL.
** INTEREST RATE AS OF MAY 31, 1998. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
         (1) MORGAN STANLEY;
            U.S. TREASURY NOTE, 6.50%, 8/15/05, $9,500,000 PAR
         (2) MORGAN STANLEY;
            U.S. TREASURY NOTE, 6.50%, 8/15/05, $14,000,000 PAR
         (3) MORGAN STANLEY;
            CANDLELITE APARTMENTS, 8.75%, 3/1/01, $1,504,058 PAR
            CONTINENTAL GARDENS APARTMENTS, 8.90%, 3/1/04, $1,932,780 PAR
            EL CONQUISTADOR APARTMENTS, 8.75%, 4/1/01, $2,536,434 PAR
            EMERALD SHORES APARTMENTS, 8.75%, 2/1/01, $3,090,546 PAR
            FOOTHILLS WEST APARTMENTS, 8.75%, 2/1/01, $2,114,892 PAR
            GLEN HOLLOW APARTMENTS, 9.00%, 4/1/01, $5,444,158 PAR
            GREEN ACRES APARTMENTS, 8.75%, 1/1/01, $1,318,051 PAR
            LAKEVILLE APARTMENTS, 8.00%, 5/1/08, $2,550,000 PAR
            PARC DU LAC APARTMENTS, 8.50%, 2/1/99, $5,199,889 PAR
            SHADOWOOD APARTMENTS, 8.50%, 3/1/99, $5,108,165 PAR
            SIERRA VISTA APARTMENTS, 9.50%, 2/1/01, $1,344,823 PAR
            THE OAKS OF LAKE BLUFF APARTMENTS, 8.75%, 4/1/01, $2,705,530 PAR WILLOW BROOKE APARTMENTS, 8.75%, 4/1/01, $4,710,522 PAR
(C) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 1998. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 1998.
(D) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
         ADVANCE CIRCUITS AND HOPKINS II BUSINESS CENTER - HOPKINS, MN BROADWAY PLACE - ALBUQUERQUE, NM
         COMMUNITY COFFEE OFFICE BUILDING - BATON ROUGE, LA
         OASIS AT THE WATERFRONT - SCOTTSDALE, AZ
         RODEO SHOPS - MIAMI, FL
         THE KISLAK BUILDING - WOODBRIDGE TOWNSHIP, NJ
         VICTORY PACKAGING FACILITY - PHEONIX, AZ

MULTIFAMILY LOANS:
         ALDRICH APARTMENTS - MINNEAPOLIS, MN
         BENT TREE OAKS & BENT TREE BROOK APARTMENTS - EDDISON, TX BRIDGE COURT APARTMENTS - OWATONNA, MN
         BRYANT SQUARE APARTMENTS - EDMUND, OK
         CANDLELITE APARTMENTS - GRANDVIEW, MO
         CAPE COD APARTMENTS - OKLAHOMA CITY, OK
         CASA DEL VISTA APARTMENTS - CARSON CITY, NV
         CASTLE ARMS APARTMENTS - AUSTIN, TX
         CENTRE COURT APARTMENTS - NORTH CANTON, OH
         CHAPEL HILL APARTMENTS - KANSAS CITY, MO
         CONTINENTAL GARDENS APARTMENTS - GRAND ISLAND, NE
         EL CONQUISTADOR APARTMENTS - TUCSON, AZ
         EMERALD SHORES APARTMENTS - PHOENIX, AZ
         EVERGREEN SQUARE APARTMENTS - DENVER, CO

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             15  1998 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

         FAIRWAY HILLS APARTMENTS - RAPID CITY, SD
         FOOTHILLS WEST APARTMENTS - EL PASO, TX
         GLEN HOLLOW APARTMENTS - CHARLOTTE, NC
         GOOSE CREEK APARTMENTS - BLOOMINGTON, IL
         GREEN ACRES APARTMENTS - MASSILLON, OH
         GREENWOOD RESIDENCES - MITON, WA
         HIDDEN COLONY APARTMENTS - DORAVILLE, GA
         HUNTERS MEADOWS APARTMENTS - COLORADO SPRINGS, CO
         LA ARBOLEDA APARTMENTS - SAN ANTONIO, TX
         LA MAISON APARTMENTS - SEABROOK, TX
         LAKEVILLE APARTMENTS - LAKEVILLE, MN
         LASALLE CROSSING APARTMENTS - SHERMAN, TX
         MEADOW GLENN APARTMENTS - MIDWEST CITY, OK
         OLD ORCHARD APARTMENTS - GRAND RAPIDS, MI
         PARC DU LAC APARTMENTS - NEW ORLEANS, LA
         REVERE APARTMENTS - REVERE, MA
         RUSH CREEK APARTMENTS - HOUSTON, TX
         SHADOWOOD APARTMENTS - NASHVILLE, TN
         SHERIDAN PONDS APARTMENTS - TULSA, OK
         SHERWOOD LAKE APARTMENTS - TAMPA, FL
         SIERRA VISTA APARTMENTS - BOISE, ID
         SKYLINE PLACE APARTMENTS - DALLAS, TX
         SOMERSET PLACE APARTMENTS - TUCSON, AZ
         THE OAKS OF LAKE BLUFF APARTMENTS - LAKE BLUFF, IL
         TIMBER FOREST APARTMENTS - PLANO, TX
         WHITE OAKS APARTMENTS - MASSILLON, OH
         WILLOW BROOKE APARTMENTS - TAMPA, FL
         WILLOW CREEK APARTMENTS - MIDWEST CITY, OK

SINGLE FAMILY LOANS:
         NORWEST IX - 99 LOANS, UNITED STATES.
         NORWEST VIII - 81 LOANS, UNITED STATES.
         NORWEST X - 54 LOANS, UNITED STATES.

(E)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 1998, THE TOTAL
     MARKET VALUE OF THESE INVESTMENTS WAS $180,399,101 OR 116.7% OF TOTAL NET
     ASSETS.
(F)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(G)  ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS
     UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED
     ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  6,881,213
      GROSS UNREALIZED DEPRECIATION ......    (2,463,134)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  4,418,079
                                            ------------
                                            ------------

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                19  1998 Semiannual Report - American Select Portfolio

GLOSSARY OF TERMS ***
--------------------------------------------------------------------------------

BENCHMARK INDEX
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments. This particular fund carries more credit risk than the securities in its benchmark index. Therefore, during favorable real estate markets, the fund should outperform its benchmark (barring foreclosures). At the same time, unfavorable real estate markets could cause underperformance.

DISCOUNT
Closed-end fund shares may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

NET ASSET VALUE
Net asset value (or NAV) is the value of the fund's assets less its liabilities divided by the number of shares outstanding.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed upon price on a stated date. Reverse repurchase agreements are considered a form of borrowing.

RISK
All funds that invest in mortgage-related securities are subject to certain risks. Following is a brief summary of some of the primary risks associated with mortgage-related assets. It does not include all risks related to mortgage securities.

Among these risks is prepayment risk in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a faster-than-anticipated prepayment rate will reduce the fund's yield and a slower-than-anticipated prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments (reinvestment risk).

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as interest rate risk. When rates increase, the value of these securities decreases. Conversely, when rates decline, the value of these securities rises. However, mortgage-related assets may benefit less from declining interest rates than other fixed income securities because of prepayment risk.

This particular fund's mortgage loans are also subject to real estate risk and credit risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face more significant credit risk than other mortgage-related securities. Credit risk is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values and could also occur following natural disasters such as a flood or earthquake, for which a property may be uninsured. Mortgage loans are also subject to real estate risks including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                20  1998 Semiannual Report - American Select Portfolio

FOR MORE INFORMATION

BY PHONE [GRAPHIC]

800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.

ON-LINE [GRAPHIC]

http://www.piperjaffray.com/

American Select Portfolio

[LOGO]

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NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
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[LOGO] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM 100% TOTAL RECOVERED FIBER,
       INCLUDING 15% POST-CONSUMER WASTE.


#21540  7/1998  161-98